UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

ATAI LIFE SCIENCES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Wallstraße 16
10179 Berlin, Germany
(Address of Principal Executive Offices) (Zip Code)

+49 89 2153 9035
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by ATAI Life Sciences N.V. (the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) on August 15, 2022, and the Quarterly Report on Form 10-Q, filed by the Company with the SEC on November 10, 2022, Stephen Bardin, the Company’s Chief Financial Officer, entered into an Executive Employment Agreement with the Company and ATAI Life Sciences US, Inc., a wholly-owned subsidiary of the Company incorporated in Delaware, dated June 11, 2022 (the “Prior U.S. Employment Agreement”). Mr. Bardin then entered into an Executive Employment Agreement with atai Life Sciences AG, a wholly-owned German subsidiary of the Company, dated November 8, 2022 (the “German Employment Agreement”), which superseded the Prior U.S. Employment Agreement and which provided for the employment of Mr. Bardin in Germany. The material terms of the German Employment Agreement were substantially similar to those of the Prior U.S. Employment Agreement.

Effective August 25, 2023, Mr. Bardin entered into an Amended Employment Agreement (the “Amended U.S. Employment Agreement”) with atai Life Sciences US, Inc., which supersedes both the German Employment Agreement and the Prior U.S. Employment Agreement and which provides for the employment of Mr. Bardin in the United States. The material terms of the U.S. Employment Agreement are substantially similar to those of the German Employment Agreement.

The foregoing description of the Amended U.S. Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended U.S. Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#	Amended Executive Employment Agreement, dated August 25, 2023, by and between atai Life Sciences US, Inc. and Stephen Bardin.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).
#	Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.
Date:	August 31, 2023	By:	/s/ Florian Brand
		Name:	Florian Brand
		Title:	Chief Executive Officer